Borrowings	6 Months Ended
Jun. 30, 2026
Borrowings [Abstract]
Borrowings
13.	Borrowings

The borrowings consisted of the following:

	As of
	June 30, 2026	December 31, 2025
Term loan I	$-	$14,446
Term loan II	165,399	174,243
Less borrowings – current	(15,828)	(28,909)
Borrowings – non-current	$149,571	$159,780

Term Loans

On July 23, 2020, the Company entered into a term loan agreement with a bank institution for a total facility of $240,211 with a maturity date 66 months from the drawdown date, August 28, 2020. This loan had a moratorium period of six months on both principal and profit and the Company was required to make 60 monthly instalments commencing on March 29, 2021 for 60 instalments. The loan bore an interest rate of 3.5% per annum and was secured by an asset sale agreement over Shariah compliant commodities, joint and several guarantees of certain directors of Win-Fung and a corporate guarantee provided by the Credit Guarantee Corporation Malaysia Berhad (CGC). The final installment of this loan was paid on April 1, 2026, and the facility has been fully settled.

On August 17, 2020, the Company entered into a term loan agreement with a bank institution for a total facility of $239,499 with a maturity date 180 months from the drawdown date, December 8, 2020, where the first instalment commenced on January 1, 2021. The loan bears an interest rate of 3.2% per annum. This loan is secured by several asset sale agreements over Shariah compliant commodities, several joint and several guarantees of certain directors of Win-Fung, a legal charge over Win-Fung’s factory and a letter of subordination of advances from directors.

The annual maturities of the principal amount of term loan as of June 30, 2026 are as follows:

Annual Maturities
2027	$15,828
2028	16,376
2029	16,973
2030	17,577
2031	18,202
Thereafter	80,443
Total	$165,399